Inspire Momentum ETF
(formerly, “Inspire Faithward Mid Cap Momentum ETF”)

GLRY

(the “Fund”)

a Series of Northern Lights Fund Trust IV (the “Trust”)

Supplement dated June 10, 2024 to the Prospectus, Summary Prospectus and Statement of
Additional Information (the “SAI”) dated March 29, 2024

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Important Notice Regarding Change in Investment Objective

The Board of Trustees of the Trust has approved a change to the Fund’s investment objective. Effective August 9, 2024, the Fund will seek to outperform the results (before fees and expenses) of the broader U.S. stock market when momentum is in favor.

Accordingly, effective August 9, 2024, the investment objective as stated on page 45 of the Prospectus and page 1 of the Summary Prospectus is replaced with the following:

The Inspire Momentum ETF (the “Fund”) seeks to outperform the results (before fees and expenses) of the broader U.S. stock market when momentum is in favor.

Corresponding changes to the investment objective of the Fund will be made to the table on page 61 of the Prospectus and the third paragraph on page 1 of the SAI.

The Board of Trustees of the Trust has further approved the elimination of the Fund’s policy to invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in mid-cap stocks. Effective August 6, 2024, the first paragraphs under the heading “Principal Investment Strategies” on page 45 of the Prospectus and on page 2 of the Summary Prospectus, and the first paragraph under the sub-heading “Inspire Momentum” on page 63 of the Prospectus, should be disregarded in their entirety.

Additionally, references to “Mid-Capitalization Company Risk” on page 50 and 67 of the Prospectus, and page 6 of the Summary Prospectus, are removed in their entirety.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus and SAI dated March 29, 2024, which provide information that you should know about the Fund before investing. The Fund’s Prospectus, Summary Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.inspireetf.com or by calling 1-877-658-9473.